SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

                           Filed by the Registrant /X/
                 Filed by a Party other than the Registrant / /

                           Check the appropriate box:

                         /X/ Preliminary Proxy Statement
                / / Confidential, for Use of the Commission Only
                       (as permitted by Rule 14a-6(e)(2))
                         / / Definitive Proxy Statement
                       / / Definitive Additional Materials
                    / / Soliciting Material Under Rule 14a-12

                                   QT 5, INC.
                (Name of Registrant as Specified in Its Charter)


    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


               PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):

                               /X/ No fee required
  / / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1) Title of each class of securities to which transaction applies:

2) Aggregate number of securities to which transaction applies:

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4) Proposed maximum aggregate value of transaction:

5) Total fee paid:

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

1) Amount Previously Paid:

2) Form, Schedule or Registration Statement No.:

3) Filing Party:

4) Date Filed:

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


                                   QT 5, INC.

                       5655 LINDERO CANYON ROAD, SUITE 120
                       WEST LAKE VILLAGE, CALIFORNIA 91362

March __, 2004

DEAR QT 5, INC. STOCKHOLDER:

You are cordially invited to attend the Special Meeting of Stockholders of Qt 5, Inc., a Delaware Corporation ("QT 5"), to be held on March _, 2004, at 10:00 a.m., local time, at ____________, for the following purpose:

      o to effect a one-for-ten reverse stock split (the "Reverse Stock Split") of the Company's common stock.

BECAUSE OF THE SIGNIFICANCE OF THIS PROPOSAL TO THE COMPANY AND ITS SHAREHOLDERS, IT IS VITAL THAT EVERY SHAREHOLDER VOTES AT THE SPECIAL MEETING IN PERSON OR BY PROXY.

The foregoing items of business are more fully described in the Proxy Statement that is attached and made a part of this Notice.

The Board of Directors has fixed the close of business on March __, 2004 as the record date for determining the stockholders entitled to notice of and to vote at the Special Meeting and any adjournment or postponement thereof.

All stockholders are cordially invited to attend the Special Meeting in person. Your vote is important regardless of the number of shares you own. Whether or not you plan to attend the meeting, please take the time to vote by mail - fill in, sign and date the enclosed proxy card and return it promptly in the postage-paid envelope.

You may attend the meeting and vote in person even if you have previously voted by proxy. Your proxy is revocable in accordance with the procedures set forth in the Proxy Statement.

By Order of the Board of Directors,

Timothy J. Owens, Chairman of the Board


                                    IMPORTANT

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SIGN AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE. IF A QUORUM IS NOT REACHED, THE COMPANY WILL HAVE THE ADDED EXPENSE OF RE-ISSUING THESE PROXY MATERIALS. IF YOU ATTEND THE MEETING AND SO DESIRE, YOU MAY WITHDRAW YOUR PROXY AND VOTE IN PERSON.

                          THANK YOU FOR ACTING PROMPTLY


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                                   QT 5, INC.

                       5655 LINDERO CANYON ROAD, SUITE 120
                       WEST LAKE VILLAGE, CALIFORNIA 91362

                            NOTICE OF SPECIAL MEETING

                                  March _, 2004

The Special Meeting of Stockholders of QT 5, Inc. will be held at
_______________ on March __, 2004 at 10:00 a.m., local time, for the following purpose:

      o to effect a one-for-ten Reverse Stock Split of the Company's common stock.

Holders of record of common stock at the close of business on March __, 2004 are the only stockholders entitled to notice of and to vote at the Special Meeting of Stockholders.

Timothy J. Owens, Chairman of the Board


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                                   QT 5, INC.

                       5655 LINDERO CANYON ROAD, SUITE 120
                       WEST LAKE VILLAGE, CALIFORNIA 91362

                                 PROXY STATEMENT

                                 March __, 2004

This Proxy Statement and the accompanying Proxy card are furnished in connection with the solicitation by the Board of Directors of QT 5, Inc. (the "Company") of proxies to be voted at the Special Meeting of Stockholders (the "Meeting"). The approximate mailing date of this Proxy Statement is March __, 2004. A Proxy may be revoked at any time before it is voted at the meeting by submitting a later-dated Proxy or by giving written notice of such revocation to the Secretary of the Company. If you do attend the Meeting, you may vote by ballot at the meeting and cancel any Proxy previously given.

                                VOTING SECURITIES

All holders of record of the Company's common stock at the close of business on March __, 2004 are entitled to vote at the Meeting. Each share entitles the holder to one vote. The persons appointed by the enclosed Proxy card have advised the Board of Directors that it is their intention to vote at the meeting and comply with the instructions on the Proxy cards received from stockholders and, if no contrary instruction is indicated on the Proxy card, in accordance with the recommendations of the Board of Directors on matters brought before the meeting.

VOTING OF PROXIES

When you sign, date and return the enclosed Proxy, the shares represented by the Proxy will be voted in accordance with your directions. You can specify your voting instructions by marking the appropriate boxes on the Proxy card. If your Proxy card is signed and returned without specific voting instructions, your shares of the common stock will be voted as recommended by the directors:

"FOR" THE APPROVAL TO EFFECT A ONE-FOR-TEN REVERSE STOCK SPLIT OF THE COMPANY'S COMMON STOCK.

You may revoke your Proxy at any time before it is voted at the Meeting by submitting a later-dated proxy or by giving written notice of revocation to the Secretary of the Company. If you do attend the Meeting, you may vote by ballot at the Meeting and cancel any Proxy previously given.

Abstentions and broker non-votes are counted as shares present for determination of a quorum, but are not counted as "For" or "Against" votes on any item to be voted on and are not counted in determining the amount of shares voted on an item.

The holders of a majority of the stock issued and outstanding and entitled to vote, present in person or represented by proxy, shall constitute a quorum. The vote of the holders of a majority of the stock having voting power present in person or represented by proxy at the meeting is necessary to approve the Reverse Stock Split.

The cost of all solicitation will be borne by the Company.


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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of the ________2004, information regarding the beneficial ownership of our common stock with respect to each of our executive officers, each of our directors, each person known by us to own beneficially more than 5% of our common stock, and all of our directors and executive officers as a group. The term "executive officer" is defined as the Chief Executive Officer, President and the Chief Financial Officer. Each individual or entity named has sole investment and voting power with respect to shares of common stock indicated as beneficially owned by them, subject to community property laws, where applicable, except where otherwise noted.

------------------- ----------------------------------------- ----------------- --------------
                                                                 Number of         Percentage
                                                                   Shares          Ownership
Title of Class of                                               Beneficially
     Security                 Name and Address(1)                 Owned(2)
------------------- ----------------------------------------- ----------------- --------------
Common Stock        Timothy J. Owens(1)(2)(3)(4)(5)              6,749,520(6)        5.8%
Common Stock        Steven H. Reder(1)(2)(3)(4)(5)               5,096,780(7)        4.4%
Common Stock        Norman Kunin(1)(2)(3)                        1,045,000           0.9%

                    All Officers and Directors (3 persons)      12,891,300          11.2%
------------------- ----------------------------------------- ----------------- --------------


(1) The address for Mr. Owens, Mr. Reder, and Mr. Kunin is c/o QT 5, Inc., 5655 Lindero Canyon Road, Suite 120, Westlake Village, California 91362.

(2) As required by Rule 13d-3 of the Securities Exchange Act of 1934, included in this calculation are 1,280,000 shares deemed beneficially owned by Timothy J. Owens, 1,280,000 shares deemed beneficially owned by Steven H. Reder and 750,000 shares deemed beneficially owned by Norman A. Kunin by virtue of their right to acquire them within 60 days of the date of this prospectus. These shares represent warrants granted to Messrs. Owens, Reder and Kunin in conjunction with their employment.

(3) Executive Officer.

(4) Director.

(5) 5% Shareholder.

(6) Includes 52,750 shares of common stock registered to Melissa Owens, 171,250 shares of common stock registered to Zach Owens and 2,399,320 shares of common stock registered to TMZ Group LLC.

(7) Includes 59,530 shares owned by Bill Reder, 99,750 shares owned by Geoffrey Reder, 86,450 shares owned by Michael Reder and 66,500 shares owned by Anne Reder.


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

                            ONE FOR TEN REVERSE SPLIT

         At the Special Meeting, the Company's stockholders are being asked to approve a Reverse Stock Split pursuant to which each ten currently outstanding shares of Common Stock (the "Old Shares") would be automatically converted into one share of Common Stock (the "New Shares"). The reason for the Reverse Stock Split is to increase the per share stock price. The Company believes that if it is successful in maintaining a higher stock price, the stock will generate greater interest among professional investors and institutions. If the Company is successful in generating interest among such entities, it is anticipated that the shares of its Common Stock would have greater liquidity and a stronger investor base. No assurance can be given, however, that the market price of the New Shares will rise in proportion to the reduction in the number of outstanding shares resulting from the Reverse Stock Split. The New Shares issued pursuant to the Reverse Stock Split will be fully paid and non-assessable. All New Shares will have the same par value, voting rights and other rights as Old Shares. Stockholders of the Company do not have preemptive rights to acquire additional shares of Common Stock, which may be issued.

         The one for ten reverse Stock Split is being effectuated by reducing the number of issued and outstanding shares at the ratio of 10 to 1. Accordingly, as a result of the Reverse Stock Split, the Company will have approximately 288,464,482 authorized unissued shares, which shares may be issued in connection with acquisitions or subsequent financings. There can be no assurance that the Company will be successful in making any such acquisitions or obtaining any such financings. In addition, the Reverse Stock Split has potentially dilutive effects on each of the shareholders. Each of the shareholders may be diluted to the extent that any of the authorized but unissued shares are subsequently issued.

         The Reverse Stock Split will not alter any shareholder's percentage interest in the Company's equity, except to the extent that the Reverse Stock Split results in any of the Company's shareholders owning a fractional share. In lieu of issuing fractional shares, the Company will issue to any shareholder who otherwise would have been entitled to receive a fractional share as a result of the Reverse Split an additional full share of its common stock. The principal effects of the Reverse Stock Split will be that the number of shares of Common Stock issued and outstanding will be reduced from 11,535,518 to approximately 115,355,183.

         In addition, commencing with the effective date of the Reverse Stock Split, all outstanding options entitling the holders thereof to purchase shares of the Company's common stock will entitle such holders to receive, upon exercise of their options, 1/10 of the number of shares of the Company's common stock which such holders may purchase upon exercise of their options. In addition, commencing on the effective date of the Reverse Stock Split, the exercise price of all outstanding options will be increased by a multiple of ten.

         The Company believes that the Federal income tax consequences of the reverse stock split to holders of Common Stock will be as follows:

(i) Except as explained in (v) below, no income gain or loss will be recognized by a shareholder on the surrender of the current shares or receipt of the certificate representing new post-split shares.

(ii) Except as explained in (v) below, the tax basis of the New Shares will equal the tax basis of the Old Shares exchanged therefore.

(iii) Except as explained in (v) below, the holding period of the New Shares will include the holding period of the Old Shares if such Old Shares were held as capital assets.

(iv) The conversion of the Old Shares into the new shares will produce no taxable income or gain or loss to the Company.

(v) The Federal income tax treatment of the receipt of the additional fractional interest by a shareholder is not clear and may result in tax liability not material in amount in view of the low value of such fractional interest.

The Company's opinion is not binding upon the Internal Revenue Service or the courts, and there can be no assurance that the Internal Revenue Service or the courts will accept the positions expressed above.

THE ABOVE REFRENCED IS A BRIEF SUMMARY OF THE EFFECT OF FEDERAL INCOME TAXATION UPON THE PARTICIPANTS AND THE COMPANY WITH RESPECT TO THE REVERSE STOCK SPLIT. THIS SUMMARY DOES NOT PURPORT TO BE COMPLETE AND DOES NOT ADDRESS THE FEDERAL INCOME TAX CONSEQUENCES TO TAXPAYERS WITH SPECIAL TAX STATUS. IN ADDITION, THIS SUMMARY DOES NOT DISCUSS THE PROVISIONS OF THE INCOME TAX LAWS OF ANY MUNICIPALITY, STATE OR FOREIGN COUNTRY IN WHICH THE PARTICIPANT MAY RESIDE, AND DOES NOT DISCUSS ESTATE, GIFT OR OTHER TAX CONSEQUENCES OTHER THAN INCOME TAX CONSEQUENCES. THE COMPANY ADVISES EACH PARTICIPANT TO CONSULT HIS OR HER OWN TAX ADVISOR REGARDING THE TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT AND FOR REFERENCE TO APPLICABLE PROVISIONS OF THE CODE.

                                  OTHER MATTERS

         The Board of Directors of the Company does not intend to bring any other matters before the Special Meeting and does not know of any other matter that may be brought before the Special Meeting.

         A copy of the Company's Form 10-KSB for the year ended June 30, 2003 may be obtained by written request from _________.

The above Notice and Proxy Statement are sent by order of the Board of Directors.

By order of the Directors

Timothy J. Owens, Chairman of the Board

Dated: March __, 2004


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


PROXY                                                                      PROXY


                                   QT 5, INC.

                 PROXY FOR SPECIAL MEETING TO BE HELD ON O, 2004
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


         The undersigned hereby appoints Timothy J. Owens, as proxy, with the power to appoint his substitute, to represent and to vote all the shares of common stock of QT 5, Inc. (the "Company"), which the undersigned would be entitled to vote, at the Company's Special Meeting of Stockholders to be held on o, 2004 and at any adjournments thereof, subject to the directions indicated on the reverse side hereof.

         In their discretion, the proxy is authorized to vote upon any other matter that may properly come before the meeting or any adjournments thereof.

         THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE, BUT IF NO CHOICES ARE INDICATED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES AND FOR THE PROPOSALS LISTED ON THE REVERSE SIDE.

IMPORTANT--This Proxy must be signed and dated on the reverse side.

--------------------------------------------------------------------------------

                               THIS IS YOUR PROXY
                             YOUR VOTE IS IMPORTANT!

Dear Stockholder:

         We cordially invite you to attend the Special Meeting of Stockholders of QT 5, Inc. to be held at ____________ on o, 2004 at 10:00 a.m. (local time).

         Please read the proxy statement which describes the proposals and presents other important information, and complete, sign and return your proxy promptly in the enclosed envelope.


            THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1

                                              FOR        AGAINST       ABSTAIN

1.  Proposal to approve a 1for 10 reverse     [_]          [_]           [_]
    stock split


If you plan to attend the Special Meeting please mark this box    [_]

Dated:________________, 2004

Signature ______________________________________________________________________

Name (printed) _________________________________________________________________

Title __________________________________________________________________________


Important: Please sign exactly as name appears on this proxy. When signing as attorney, executor, trustee, guardian, corporate officer, etc., please indicate full title.

--------------------------------------------------------------------------------
                              FOLD AND DETACH HERE

                                    EXHIBIT A

                            CERTIFICATE OF AMENDMENT
                                STATE OF DELAWARE
                           CERTIFICATE OF AMENDMENT OF
                          CERTIFICATE OF INCORPORATION
                                  OF QT 5, INC.

o First: The Board of Directors and a majority of the stockholders of QT 5, Inc., a Delaware corporation (the "Corporation"), duly resolved and adopted a proposed amendment of the Certificate of Incorporation of the Corporation, declaring said amendment to be advisable. The resolution setting forth the proposed amendment is as follows:

1. The certificate of incorporation of the Corporation is hereby amended by inserting the following paragraph at the end of Article Fourth:

                  "Upon effectiveness of a one-for-ten reverse stock split of the Corporation's Common Stock, all issued and outstanding shares, as of the effective date of the reverse, shall be consolidated to the extent of the issued and outstanding shares of Common Stock. All fractional shares shall be rounded up to the next whole number of shares. The capital of the Corporation will not be reduced under or by reason of any amendment herein certified."

o Second: That the foregoing resolution was adopted pursuant to a joint written consent of the Corporation's Board of Directors and majority of stockholders, such consent of stockholders being in accordance with Section 228 of the General Corporation Law of the State of Delaware, and that the holders of the necessary number of shares entitled to vote on this matter duly executed such written consent.

o Third: That said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

o Fourth: That the capital of the Corporation shall not be reduced under or by reason of said amendment.

IN WITNESS WHEREOF, the undersigned Corporation has caused this Certificate of Amendment of Certificate of Incorporation to be signed by a duly authorized officer this __th day of ________, 2004.


                                /s/ Steven Reder
                                --------------------------
                                By: Steven Reder
                                Its: President